     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1998
                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-1
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                            ------------------------

                                  INTERVU INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                            7371                           33-0680870
 (STATE OR OTHER JURISDICTION
               OF                  (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                              6815 FLANDERS DRIVE
                              SAN DIEGO, CA 92121
                                 (619) 350-1600
 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES AND
                          PRINCIPAL PLACE OF BUSINESS)

                                HARRY E. GRUBER
                            CHIEF EXECUTIVE OFFICER
                                  INTERVU INC.
                              6815 FLANDERS DRIVE
                              SAN DIEGO, CA 92121
                                 (619) 350-1600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

              SCOTT N. WOLFE, ESQ.                            PETER LILLEVAND, ESQ.
              DAVID A. HAHN, ESQ.                               IAIN MICKLE, ESQ.
            ROBERT E. BURWELL, ESQ.                           BARBARA M. LANGE, ESQ.
                LATHAM & WATKINS                        ORRICK, HERRINGTON & SUTCLIFFE LLP
           701 "B" STREET, SUITE 2100                   OLD FEDERAL RESERVE BANK BUILDING
          SAN DIEGO, CALIFORNIA 92101                           400 SANSOME STREET
                 (619) 236-1234                          SAN FRANCISCO, CALIFORNIA 94111
                                                                  (415) 392-1122

                APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (File No. 333-51587)

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                               PROPOSED               PROPOSED
                                          AMOUNT                MAXIMUM               MAXIMUM             AMOUNT OF
     TITLE OF EACH CLASS OF               TO BE                OFFERING              AGGREGATE           REGISTRATION
  SECURITIES TO BE REGISTERED         REGISTERED(1)       PRICE PER SHARE(2)       OFFERING PRICE           FEE(3)
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value...      115,000 Shares            $13.25               $1,523,750              $450
=======================================================================================================================

(1) Includes 15,000 shares subject to the Underwriters' option to cover over-allotments.

(2) Estimated solely for the purpose of computing the amount of the registration fee.

(3) The registration fee has been paid in full prior to the filing of this Registration Statement through a payment made in connection with the Company's filing of the Registration Statement on Form S-1 (No. 333-51587) on May 1, 1998.
================================================================================

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM S-1 (FILE NO. 333-51587)

     InterVU Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-51587) declared effective on June 17, 1998 by the Securities and Exchange Commission, including each of the documents filed by the Company with the Commission as exhibits thereto.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has paid in full the filing fee of $450 prior to the filing of this Registration Statement through a payment made in connection with the Company's filing of the Registration Statement on Form S-1 (No. 333-51587) on May 1, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on June 18, 1998.

                                          InterVU Inc.

                                          By:      /s/ HARRY E. GRUBER
                                            ------------------------------------
                                                      Harry E. Gruber
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                       SIGNATURE                                      TITLE                   DATE
                       ---------                                      -----                   ----

                  /s/ HARRY E. GRUBER                     Chairman of the Board and       June 18, 1998
--------------------------------------------------------  Chief Executive Officer
                    Harry E. Gruber                       (Principal Executive Officer)

                /s/ KENNETH L. RUGGIERO*                  Vice President and Chief        June 18, 1998
--------------------------------------------------------  Financial Officer (Principal
                  Kenneth L. Ruggiero                     Financial Officer and
                                                          Principal Accounting Officer)

                   /s/ EDWARD DAVID*                      Director                        June 18, 1998
--------------------------------------------------------
                      Edward David

                    /s/ MARK DOWLEY*                      Director                        June 18, 1998
--------------------------------------------------------
                      Mark Dowley

                  /s/ ALAN Z. SENTER*                     Director                        June 18, 1998
--------------------------------------------------------
                     Alan Z. Senter

                 /s/ J. WILLIAM GRIMES*                   Vice Chairman                   June 18, 1998
--------------------------------------------------------
                   J. William Grimes

                   /s/ ISAAC WILLIS*                      Director                        June 18, 1998
--------------------------------------------------------
                      Isaac Willis

*By:      /s/ HARRY E. GRUBER
     ---------------------------------
              Harry E. Gruber
             Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                       DESCRIPTION OF EXHIBIT
-------                       ----------------------
   5.1     Opinion of Latham & Watkins
  23.1     Consent of Ernst & Young LLP, Independent Auditors
  23.2     Consent of Latham & Watkins (included in Exhibit 5.1)